Exhibit (j)(ii) under Form N-1A
                                            Exhibit 23 under Item 601/Reg. S-K




                       Consent of Independent Auditors


The Board of Trustees
ARK Funds:

      We consent to the use of our reports dated June 16, 2003 for ARK Funds, incorporated herein by reference and to the references to our Firm under the heading "Financial Highlights" in the prospectuses.


                                     /s/ KPMG LLP


Boston, Massachusetts
August 21, 2003